UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 10, 2006
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                000-27127                  04-3332534
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 (State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)           File Number)           Identification No.)



                     20 Second Avenue, Burlington, MA 01803

            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500

              (Registrant's telephone number, including area code)
                                 ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On November 10, 2006, the Company issued a press release announcing that it would not timely file its Form 10-Q for the third quarter ended September 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1. Exhibit
99.1 is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.



Item 9.01.   Financial Statements and Exhibits.

       (d)     Exhibits.


               Exhibit
               Number            Description
               ------            -----------
               Exhibit 99.1      Press Release, dated November 10, 2006
                                 (furnished herewith)

                                  SIGNATURE
                                  ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: November 13, 2006                iBasis, Inc.

                                By: /s/ Richard G. Tennant
                                    ------------------------------------------
                                    Richard G. Tennant
                                    Senior Vice President, Finance and
                                    Administration and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)